Related party transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related party transactions
19. Related party transactions:

The Company's related parties are CWI, Cartesian, directors, officers and shareholders which own greater than 10% of the Company's shares.
(a)    Pursuant to the amended and restated Joint Venture Agreement, Westport engages in transactions with CWI (see note 8(a)). Amounts receivable relate to costs incurred by the Company on behalf of CWI. The amounts are generally reimbursed by CWI to the Company in the month following the month in which the payable is incurred.
(b)    Other transactions with related parties:

Peter Yu, founder and managing partner of Cartesian, was appointed as a Director of the Company in January 2016 in connection with the Investment Agreement entered into with Cartesian in January 2016. As a consequence, the convertible debt (note 14(c)) and royalty payable (note 15), amounts due to Cartesian represent related party balances. During the year ended December 31, 2019, the Company made payments to Cartesian for interest on the convertible debt of $1,575 (2018 - $1,575) and for royalty payables $6,034 (2018 - $3,009) to Cartesian relating to the royalty payable. In addition, fees of $nil (2018 - $250) were paid to Cartesian during the year ended December 31, 2019.

In connection a subsequent agreement dated September 6, 2019 (see note 8(b)), the Company agreed to reimbursement of legal fees amounting to $768 incurred by Cartesian in connection with the SEC investigation discussed in note 20(b), payable in the course of 2020 and has also accrued $26 (2018 - $nil) for director fees payable to Cartesian's director nominee. During the year ended December 31, 2018, the Company incurred $188 of advisory fees to Cartesian.

During the year ended December 31, 2019, the Company issued 18,246 RSUs (2018 - nil) to Cartesian for director fees payable to Cartesian's director nominee.